Exhibit 21

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Aditor Food Group LLC*	Same	Delaware

Aditor Holdings LLC*	Same	Delaware

Aditor Inversiones, SRL*	Same	Dominican Republic

Africa Poultry Development Limited*	Same	Mauritius

African HHB Shipping Limited	Same	Bahamas

African Jacaranda Shipping Ltd.	Same	Liberia

African Joseph R Shipping Ltd.	Same	Liberia

African Juniper Shipping Ltd.	Same	Liberia

African Kalmia Shipping Limited	Same	Bahamas

African Lily Shipping Limited	Same	Bahamas

African Magnolia Shipping Limited	Same	Bahamas

African Ship Holdings Limited	Same	Bahamas

Agencia Maritima del Istmo, S.A.	Same	Costa Rica

Agencias Generales Conaven, C.A.	Conaven	Venezuela

AGG Plum Grove PTY Ltd*	Same	Australia

Agrigrain*	Same	Australia

Agro Industrielle Atlas S.A.*	Same	Morocco

Akdeniz Yaglari Sanayi ve Ticaret A.S.*	Same	Turkey

Alimaroc*	Same	Morocco

Alimentos SBF de Mexico S. de R.L. de C.V.	Same	Mexico

All Staple Food, S.A.	ASTA Food	Republic of Congo

Almacenajes del Istmo, S.A.	Same	Panama

Alpamsa*	Same	Chile

Alvem*	Same	Morocco

Arawak Cay Port Development Holdings Limited*	Same	Bahamas

Assessment Recoveries Limited*	Same	Jamaica

Atlas Couvoirs*	Same	Morocco

Bag Yagları Sanayi ve Ticaret A.S.*	Same	Turkey

Bagin Yag Sanayi Tesisleri Imalat ve Isletmeciligi Ticaret A.S.*	Same	Turkey

Baidat Al Atlas SARL*	Same	Morocco

Banchereau Maroc*	Same	Morocco

BB Colorado Holdings LLC	Same	Colorado

BB Kansas Holdings, Inc.	Same	Kansas

Beira Grain Terminal, S.A.	Same	Mozambique

Belarina Alimentos S.A.	Same	Brazil

BINA Congo Limited*	Same	Bermuda

Blyvoor Bakery (Proprietary)Limited*	Same	Republic of South Africa

Bolux Group (Proprietary) Limited*	Same	Botswana

Borisniak Corp.	Same	Panama

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Bultery S.A.*	Same	Uruguay

Butterball, LLC*	Same	North Carolina

Cape Fear Industries, Incorporated*	Same	North Carolina

Cape Fear Railways, Inc.	Same	North Carolina

Caravel Holdings LLC	Same	Delaware

Caribbean Gas Pipe, SAS*	Same	Dominican Republic

Caribbean Solar Solutions Ltd.*	Same	Bahamas

Carolina Food Ingredients, S. de R.L. de C.V.	Same	Mexico

Cayman Freight Shipping Services, Ltd.	Same	Cayman Islands

Cereoil Holding Company Corp.*	Same	Bahamas

Cereoil Uruguay S.A.*	Same	Uruguay

CESPM Holdings, Ltd.*	Same	Cayman Islands

CESPM International Ltd.*	Same	Cayman Islands

Chestnut Hill Farms Honduras, S. de R.L. de C.V.	Same	Honduras

Coastal Flour Milling (Proprietary) Limited*	Same	Republic of South Africa

Companhia Industrial da Matola*	Same	Mozambique

Compania Industrial de Productos Agropecuarios S.A.*	CIPA	Colombia

Compania Inversora de Salta, S.A.	Same	Argentina

CONEMY Holding Company, Ltd.	Same	Bermuda

ContiLatin del Peru S.A.*	Same	Peru

ContiSea Holding Cia. Ltda.*	Same	Ecuador

Corporacion Alto Valle, S.A.S.	ALVASA	Dominican Republic

Couvnord*	Same	Morocco

Daily's Holding Company, Inc.	Same	Delaware

Daily's Premium Meats, LLC*	Same	Delaware

Dalian Sino Fortune Trading Co., Ltd.	Same	China

Delta Packaging Company Ltd.*	Same	Nigeria

Despachos Portuarios Hispaniola, S.A.*	Same	Dominican Republic

Drieziek Bakery (PTY) Ltd.*	Same	Republic of South Africa

Eastern Premier Feed Mills Limited*	Same	Nigeria

Ecuador Holdings, Ltd*	Same	Bermuda

Ecu-Sec Holdings Ltd.*	Same	Bermuda

El Alf*	Same	Morocco

Eldin*	Same	Morocco

Ennsvalley Bakery Limited*	Same	Kenya

Eurafrique S.A.	Same	Monaco

Eureka Chickens Limited*	Same	Zambia

Eurogerm South Africa (Pty) Ltd.*	Same	Republic of South Africa

Fairfield Rice Incorporated*	Same	Guyana

Feed and Food*	Same	Morocco

Fill-More Seeds Inc.	Same	Saskatchewan

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION

Flour Mills of Ghana Limited	Same	Ghana

Franquicias Azucareras S.A.*	Same	Argentina

Gambia Milling Corporation Limited*	Same	The Gambia

Ghana Holdings Limited	Same	Bermuda

Glo Zambia Limited (fka National Baking & Milling Co. Ltd.)*	Same	Zambia

Globakeries (PTY) Limited*	Same	Republic of South Africa

Gloridge Bakery (PTY) Ltd.*	Same	Republic of South Africa

GMC Holdings Limited*	Same	Bahamas

Graderco*	Same	Morocco

Grand Moulins de Mauritanie S.A.*	Same	Mauritania

Grassmere Holdings Limited*	Same	Mauritius

Green Light Holdings LLC*	Same	Delaware

Greenlight Holding S.A.*	Same	Morocco

Guyana Rice Holdings Limited	Same	Bahamas

Guymon Extracts, Inc.*	Same	Oklahoma

H and O Shipping Limited¹	Same	Liberia

Haiti Agro Processors Holdings, Ltd.*	Same	Cayman Islands

High Plains Bioenergy, LLC	Same	Oklahoma

High Plains Transport LLC	Same	Oklahoma

HPB - St. Joe Biodiesel LLC	Same	Missouri

HPB Biodiesel Inc.	Same	Oklahoma

HPF (Holdings) Limited*	Same	Zambia

Hybrid Poultry (Mauritius) Limited*	Same	Mauritius

Hybrid Poultry Farm (Zambia) Limited*	Same	Zambia

I.A.G. (Zambia) Limited	Same	Zambia

Ingenio Y Refineria San Martin del Tabacal S.R.L.	Tabacal	Argentina

Inmobiliaria SBF S. de R.L. de C.V.	Same	Mexico

InterAfrica Grains (Proprietary) Ltd.	Same	Republic of South Africa

InterAfrica Grains Ltd.	Same	Bermuda

Interchick Company Limited*	Same	Tanzania

Interra International, LLC*	Same	Delaware

Interra International Mexico, S. de R.L. de C.V.*	Same	Mexico

Interra Solutions, LLC*	Same	Mexico

Inversiones Cuenca, Ltda. de C.V.	Same	El Salvador

Inversiones y Servicios Diversos, S.A.	INVERSA	Guatemala

Jacintoport International LLC	Same	Texas

Jamaica Grains and Cereals Limited*	Same	Jamaica

JP LP, LLC	Same	Delaware

Kenchic Unga Limited*	Same	Uganda

Kenchic Limited*	Same	Kenya

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Kenya Poultry Development Limited*	Same	Mauritius

Kingston Wharves Limited*	Same	Jamaica

KWABA – Sociedade Industrial e Comercial, SARL*	Same	Angola

La Compania de Electricidad de San Pedro de Macoris*	CESPM	Cayman Islands

Lafito Industrial Free Zone, S.A.*	Same	Haiti

Lafito Logistics Holdings, Ltd.*	Same	Bahamas

Les Grands Moulins d'Abidjan	Same	Ivory Coast

Les Grands Moulins de Dakar	Same	Senegal

Les Moulins d’Haiti S.E.M.*	Same	Haiti

Les Moulins de Madagascar, S.A.R.L.	Same	Madagascar

Lesotho Flour Mills Limited*	Same	Lesotho

Life Flour Mill Limited.*	Same	Nigeria

Life Shipping Company Limited*	Same	Nigeria

LMM Farine S.A.	Same	Madagascar

Maple Creek Farms, LLC	Same	Kansas

MAVI*	Same	Morocco

Merriam Financial Services, Ltd.	Same	Bermuda

Merriam International Finance, B.V.	Same	The Netherlands

Minoterie de Matadi S.A.R.L.*	Midema	Democratic Republic of Congo

Minoterie du Congo, S.A.	Minoco	Republic of Congo

Mission Funding L.L.C.	Same	Delaware

Mission Insurance Corporation	Same	Oklahoma

Mobeira, SARL	Same	Mozambique

Moderna Alimentos, S.A.*	Same	Ecuador

Moinho Carlos Guth S.A.	Same	Brazil

Molinos Champion, S.A.*	MOCHASA	Ecuador

Mount Dora Farms de Honduras, S.R.L.	Same	Honduras

Mount Dora Farms Inc.	Same	Florida

Mullan Mini, LLC*	Same	Montana

National Feed Company Limited	Same	Zambia

National Milling Company of Guyana, Inc.	Namilco	Guyana

National Milling Corporation Limited	Same	Zambia

Nolston S.A.*	Same	Uruguay

PAMSA Uruguay*	Same	Uruguay

Paramount Holdings Ltd.	Same	Bermuda

Paramount Mills (Pty) Ltd.*	Same	Republic of South Africa

Pativore	Same	Ivory Coast

PFDIS*	Same	Morocco

Plum Grove PTY Ltd*	Same	Australia

Port Lafito, S.A.*	Same	Haiti

Premier Feeds Mills Company Limited*	Same	Nigeria

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION

Prize Milling (PTY) Ltd.*	Same	Republic of South Africa

Productores de Alcoholes y Melaza S.A.*	PAMSA	Argentina

Promograins*	Same	Morocco

PS International Canada Corp.	Same	Nova Scotia

PS International, LLC	Same	Delaware

PS International S.A.	Same	Argentina

PSI Canada Holdings, LLC	Same	Delaware

PSI Global Exports, Inc.	Same	Delaware

PSI Guyana Inc.	Same	Guyana

Rafael del Castillo & CIA, S.A.*	Molinos Tres Castillos	Colombia

Refined Coal Holdings LLC	Same	Kansas

Refined Coal Holdings 2 LLC	Same	Kansas

Representaciones Maritimas y Aereas S.A.	REMARSA	Guatemala

Royal Consulting Services (Proprietary) Limited*	Same	Republic of South Africa

RussellStone Protein (Pty) Ltd.*	Same	Republic of South Africa

S.B.D. LLC	Same	Delaware

SB Cayman Holdings Ltd.	Same	Cayman Islands

SB Power Solutions Inc.	Same	Delaware

SBD Power Holdings Ltd.	Same	Cayman Islands

Sea – Hawk, Inc.	Same	Kansas

Sea Cargo, S.A.	Same	Panama

Seaboard / DR Holdings, Ltd.	Same	Cayman Islands

Seaboard Africa Investments Limited	Same	Sierra Leone

Seaboard Atlantic Ltd.	Same	Liberia

Seaboard Botswana Holdings Limited	Same	Bahamas

Seaboard Brazil Holdings Ltd.	Same	Bermuda

Seaboard Bulk Services, Ltd.	Same	Bermuda

Seaboard Colombia, Ltd.	Same	Bermuda

Seaboard de Colombia, S.A.	Same	Colombia

Seaboard de Mexico USA LLC²	Same	Delaware

Seaboard de Nicaragua, S.A.	Same	Nicaragua

Seaboard Ecuador Limited	Same	Bermuda

Seaboard Farms of Athens, Inc.	Same	Kansas

Seaboard Farms of Elberton, Inc.	Same	Kansas

Seaboard Foods LLC	Same	Oklahoma

Seaboard Foods of Iowa, LLC	Same	Delaware

Seaboard Foods of Missouri, Inc.	Same	Missouri

Seaboard Foods Services Inc.	Same	Kansas

Seaboard Freight & Shipping Jamaica Limited	Same	Jamaica

Seaboard Ghana Ltd.	Same	Bermuda

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Seaboard Grain of Iowa, LLC	Same	Iowa

Seaboard Guyana Ltd.	Same	Bermuda

Seaboard Holdings Ltd.	Same	British Virgin Islands

Seaboard Honduras S. de R.L. de C.V.	Same	Honduras

Seaboard Kansas Holdings, Inc.	Same	Kansas

Seaboard Latin America Holdings, Ltd.	Same	Bermuda

Seaboard Logistics, LLC	Same	Kansas

Seaboard Marine (Trinidad) Limited	Same	Trinidad

Seaboard Marine Bahamas, Ltd.	Same	Bahamas

Seaboard Marine Ltd.³	Same	Liberia

Seaboard Marine of Haiti S.A.	Same	Haiti

Seaboard Marine of Florida, Inc.	Same	Florida

Seaboard Minoco Ltd.	Same	Bermuda

Seaboard MOZ Limited	Same	Bermuda

Seaboard Overseas (IOM) Ltd.	Same	Isle of Man

Seaboard Overseas (Kenya) Limited	Same	Kenya

Seaboard Overseas Colombia Limitada	Same	Colombia

Seaboard Overseas Limited	Same	Bermuda

Seaboard Overseas Management Company, Ltd.	Same	Bermuda

Seaboard Overseas Singapore Pte. Ltd.	Same	Singapore

Seaboard Overseas Trading and Shipping (Proprietary) Limited	Same	Republic of South Africa

Seaboard Patriot Ltd.	Same	Liberia

Seaboard Power Management Inc.	Same	Florida

Seaboard Solutions de Honduras S.R.L.	Same	Honduras

Seaboard Solutions, Inc.	Same	Delaware

Seaboard Solutions of Haiti S.A.	Same	Haiti

Seaboard Special Crops India Private Limited	Same	India

Seaboard Sun Ltd.	Same	Liberia

Seaboard Trading and Shipping, Ltd.	Same	Kansas

Seaboard Transport Canada, Inc.	Same	Delaware

Seaboard Transport LLC	Same	Oklahoma

Seaboard Triumph Foods, LLC*	Same	Delaware

Seaboard Uruguay Holdings Limited	Same	Bahamas

Seaboard Venture Limited	Same	Bermuda

Seaboard Victory Ltd.	Same	Cayman Islands

Seaboard Voyager Ltd.	Same	Bermuda

Seaboard Zambia Ltd.	Same	Bermuda

Seaboard Zambia Milling Holdings Ltd.	Same	Bahamas

SEADOM, S.A.S.	Same	Dominican Republic

SeaFin Holdings Limited	Same	Bermuda

SeaGold LLC*	Same	North Carolina

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION

SeaGrain Company	Same	Nova Scotia

SeaMaritima, S.A. de C.V.	Same	Mexico

SeaRice Caribbean Inc.	Same	Guyana

SeaRice Guyana, Inc.	Same	Guyana

SeaRice Limited	Same	Bermuda

Sea-Trade Specialized Commodities (PTY) Ltd.	Same	Republic of South Africa

Secuador Limited	Same	Bermuda

SEEPC (Nigeria) Ltd.	Same	Nigeria

Senegal Points Chauds S.A.*	Same	Senegal

Senegalaise de Pains S.A.*	Same	Senegal

Sermarin Servicios Maritimos Intermodales, C.A.	Same	Venezuela

Servicios SBF S. de R.L. de C.V.	Same	Mexico

Shawnee Funding, Limited Partnership	Same	Delaware

Shawnee GP, LLC	Same	Delaware

Shawnee Leasing LLC	Same	Oklahoma

Shawnee LP, LLC	Same	Delaware

Shilton Limited	Same	Cayman Islands

Shilton Zambia Ltd.*	Same	Zambia

Showlands Investments (Pty) Ltd.*	Same	Republic of South Africa

Societe Africaine de Developpement Industrielle Alimentaire, SARL*	SADIA	Democratic Republic of Congo

Societe Marocaine De Medicaments Veterinaires*	Same	Morocco

Societe Mediterraneenne de Transport	Same	Monaco

Societe Nouvelle d'Elevage de Dinde*	Same	Morocco

SSI Ocean Services, Inc.	Same	Florida

Stewart Southern Railway Inc.*	Same	Saskatchewan

STI Holdings Inc.	Same	Oklahoma

Sunglo Limited	Same	Bermuda

Sunrich Distributors (Pty) Limited*	Same	Republic of South Africa

Tanbreed Limited*	Same	Mauritius

Tanbreed Poultry Limited*	Same	Tanzania

TanFed Holdings Limited*	Same	Mauritius

Tanzania Breeders & Feedmills Limited*	Same	Tanzania

TFL Life Foods Limited	Same	Nigeria

Timberlands at Tomahawk LLC	Same	Delaware

Transcontinental Capital Corp. (Bermuda) Ltd.	TCCB	Bermuda

Transport Services Provider, S.A.*	Same	Costa Rica

T-S Shared Operations, LLC*	Same	Missouri

Tsepong Bakery (Proprietary) Limited*	Same	Republic of South Africa

U.S. Rail Insurance Company*	Same	Vermont

Ugabreed Limited*	Same	Mauritius

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
UMA Volailles S.R.L.*	Same	Morocco

Unga Farmcare (East Africa) Limited*	Same	Kenya

Unga Feeds Limited*	Same	Kenya

Unga Foods Limited*	Same	Kenya

Unga Group PLC*	Same	Kenya

Unga Holdings Limited*	Same	Kenya

Unga Investments Limited*	Same	Kenya

Unga Limited*	Same	Kenya

Unga Millers (Uganda) Limited*	Same	Uganda

United African Grain (IOM) Limited	Same	Isle of Man

United African Grain Limited	Same	Zambia

United African Grain Ltd.	Same	Bermuda

Verino Agro-Industries Limited*	Same	Zambia

Vinprom Carib Holdings Limited	Same	St. Lucia

Vinprom Holdings, LLC	Same	Delaware

Yarto Realty Holdings, L.P.	Same	Texas

YRH-GP, LLC	Same	Texas

Zalagh Volailes SARL*	Same	Morocco

Zalar Africa S.A.*	Same	Morocco

Zalar Holding S.A.*	Same	Morocco

Zalar Senegal SAU*	Same	Senegal

ZAM Tomato Limited	Same	Zambia

Zenith Investment Limited*	Same	Nigeria

1.	Owns nine foreign ship holding company subsidiaries
2.	Owns three Mexican incorporated subsidiaries
3.	Owns four foreign ship holding company subsidiaries

*Represents a non-controlled, non-consolidated affiliate